Exhibit 99.2

Ameris Bancorp 3 rd Quarter 2017 Results Investor Presentation

This presentation contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . Management of Ameris Bancorp (the “Company”) uses these non - GAAP measures in its analysis of the Company’s performance . These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet . The Company’s management believes that these non - GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period . The Company’s management believes that investors may use these non - GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance . These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . Tangible common equity and Tier 1 capital ratios are non - GAAP measures . The Company calculates the Tier 1 capital ratio using current call report instructions . The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the Company . These capital measures may, or may not be necessarily comparable to similar capital measures that may be presented by other companies . This presentation may contain statements that constitute “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward - looking statements, which speak only as of the dates which they were made . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Readers are cautioned that any such forward - looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward - looking statements as a result of various factors . Readers are cautioned not to place undue reliance on these forward - looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition . Cautionary Statements

Almost singular focus of our team right now is “to produce top quartile operating results, consistently” • Manage the momentum we have to produce 20% + growth in loans and deposits in 2017 • Expand non - interest income lines where appropriate to manage their contribution to EPS and ROA • Continue efforts to leverage existing staff and infrastructure to hold efficiency ratio below 60 % Current Focus Consistent Operating Performance Exit Consent Order in 4Q 2017 • Exit the FDIC consent order and quickly re - engage in M&A activities Drive Earnings Per Share from Organic Sources • Organic Sources of loans from existing set of producers . More resources supporting our relationship managers to support much larger portfolios • Insulate ourselves from rate movements and economic swings with highly stable, non - rate sensitive deposits • Grow capital levels and book value through higher than average ROAs and ROTCE • Avoid concentrations ; take the long view

Earnings Summary – Operating Basis Quarter to Date Results Year To Date Results 3Q 17 3Q 16 Change 2017 2016 Change Operating Earnings $23,617 $21,712 9% $68,681 $58,422 18% Earnings Per Share $ 0.63 $ 0.62 2% $ 1.86 $ 1.69 9% Return on Assets 1.26% 1.36% - 8% 1.28% 1.29% - 1% Return on TCE 14.28% 17.31% - 18% 14.94% 16.70% - 11% NIM (net of accretion) 3.80% 3.75% 1% 3.78% 3.75% 1% Efficiency Ratio 61.09% 60.95% 0% 60.06% 62.66% - 4% Net Overhead Ratio 1.67% 1.51% 10% 1.58% 1.61% - 2%

3Q 2017 Operating Highlights • Organic Loan Growth of $312.9 million, or 24.3% annualized during 3Q 2017 (23.1% annualized for the YTD period) • Net Interest Margin expanded by 3bps compared to 2Q 2017 • Operating efficiency ratio of 61.09% compared to 60.95% in 3Q 2016 • Total Revenue of $93.9 million, growth of 9.22% compared to 3Q 2016 • Legacy non - accrual assets declined slightly to 0.36% of total assets • Net income contribution from lines of business increased to $6.6 million or 32.9% of net income. Standalone efficiency ratio of 60.8% • TBV per share of $17.78, up 23.6% from 3Q 2016

Operating Highlights (1) Core Operating expenses exclude merger related charges, BSA resolution expenses, expenses resulting from Hurricane Irma and gain/loss on sale of premises (2) Operating efficiency ratio is Core Operating Expenses divided by Net Interest Income and Non - interest income For the quarter For the year to date period 3Q17 3Q16 2017 2016 Asset Growth 251,962 272,201 757,789 904,555 Asset Growth Rate 13.62% 17.50% 14.66% 21.58% Organic Loan Growth 312,904 222,790 802,755 534,562 Organic Loan Growth Rate 24.32% 22.90% 23.14% 22.47% Total Revenue 93,854 82,968 271,496 243,621 Total Revenue Growth 10.98% 35.32% 11.44% 28.16% Core Operating Expenses (1) 58,445 51,958 166,010 154,237 Core OPEX Growth 23.75% 17.68% 7.63% 10.35% Operating Efficiency (2) 61.09% 60.95% 60.06% 62.66% Legacy NPAs / Assets 0.36% 0.41% Credit Related Costs 3,134 2,337 8,707 7,470

Total Revenue Spread Revenues • $1.11 billion or 19.2% growth in average earning assets over 3Q 2016 • Steady to increasing margin despite strong growth in existing rate environment. Margin of 3.80% in current quarter compared to 3.77% a year ago Non - Interest Income • Mortgage Revenue – down $727,000 or 5.2% from 3Q 2016. Due to lower gain on sale margins and slightly lower production levels • Service charges – down slightly from a year ago. Partially due to Hurricane Irma refunds of $93,000 • SBA revenues – steady levels of revenue supported by consistent production and yield levels $69.7 $68.9 $72.5 $79.7 $83.3 $80.3 $85.0 $90.1 $92.9 $25.0 $50.0 $75.0 $100.0 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 Total Quarterly Revenue, excluding accretion (in millions)

Net Interest Margin Spread Income and Margin supported by: • Growth in average earning assets of $1.11 billion or 19.2% compared to 3Q16 • Margin higher by 3bps • 4.49% - Incremental margin on incremental asset growth. Exceptional result given rate environment Accretion income a decreasingly lower part of our revenues: • 3.1% of revenue in YTD 2017 • 4.3% of revenue in YTD 2016 • 4.5% of revenue in YTD 2015 Margin expansion despite $1.1 billion of growth in earning assets in current rate environment Loan Production Details Period Fixed Rate (2) Variable Rate (2) Total 3Q17 296.6 4.72% 167.1 4.77% 463.7 4.74% 2Q17 332.7 4.52% 195.1 4.65% 527.8 4.57% 3Q16 355.5 4.16% 212.7 4.12% 568.3 4.14% $45.1 $46.5 $48.2 $51.3 $54.4 $56.0 $59.3 $61.9 $65.9 3.70% 3.75% 3.73% 3.79% 3.77% 3.80% 3.00% 3.50% 4.00% 4.50% $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 Net Interest Income before Accretion (in millions)

Expenses – 3Q17 • Steady core bank expenses despite double digit growth in spread income and loans – Includes significant spend for continued BSA compliance and other infrastructure needs • Investment in Lines of Business during 2017 : – Higher levels in premium finance division supporting leadership and sales – Additional Mortgage loan officers in strategic markets such as Charleston, Greenville and Jacksonville – Infrastructure and overhead in the new equipment finance division 1 – Recurring operating expenses exclude Problem loan and OREO costs, merger costs and special compliance charges in 4Q16 and 3Q 17. OPEX Highlights: Steady, Recurring Operating Expenses $8.8 $9.2 $11.3 $12.1 $10.7 $13.7 $14.4 $16.6 $40.2 $38.2 $39.3 $39.6 $37.2 $38.1 $40.8 $41.0 0.0 25.0 50.0 75.0 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 Core Operating Expenses (in millions) LOB Expenses Core Bank

Capital and TBV – 3Q17 • 8 quarters of growth in TBV despite M&A • TBV impacted in 1Q17 by $1.67 per share associated with the capital raise Consistent Growth in TBV • TCE / TA at quarter end of 8.81%, up from 7.46% at the end of 2016 • 3Q 2017 Operating ROTCE of 14.3% • Normalized ROTCE in the range of 14% - 15% for 2017 Steady Capital Levels Support Growth Rate $12.65 $13.13 $13.89 $14.38 $14.42 $16.57 $17.24 $17.78 $6.0 $8.5 $11.0 $13.5 $16.0 $18.5 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 3Q 17 Tangible Book Value

Investment Rationale Attractive Multiples • Top Quartile ROA & Top Quartile Growth Rate • ROTCE’s approaching 15 % with normalized capital levels • Improving efficiency ratio at 60 % or better means incremental growth is materially more profitable Operating Performance M&A Opportunities • Disciplined Acquirer that announces deals with reliable metrics • Expect ABCB to quickly reengage in M&A shortly after exiting consent order . Should be meaningful to EPS and neutral or better to TBV • Current capital position gives us significantly more flexibility in driving consideration mix and metrics • Historically trading at PE discount relative to our peers • TBV overhang eliminated with additional capital . Current TBV multiple reduced from 335 % in 4 Q 2016 to 270 % currently Peer group includes CSFL, SSB, STBZ, HOMB, OZRK, PSTB, LION, PNFP, SFNC, UCBI

Ameris Bancorp Press Release & Financial Highlights September 30, 2017